UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2024

CORVEL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-19291	33-0282651
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5128 Apache Plume Road, Suite 400, Fort Worth, Texas	76109
(Address of principal executive offices)	(Zip code)

(817) 390-1416

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CRVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Board Approval of Forward Stock Split and Authorized Share Increase

On December 13, 2024, the board of directors (the “Board”) of CorVel Corporation (the “Company”) approved (i) a three-for-one forward stock split (the “Stock Split”) of the Company’s common stock, par value $0.0001 (“Common Stock”), and (ii) a proportionate increase in the number of authorized shares of Common Stock from 120,000,000 shares to 360,000,000 shares (the “Authorized Share Increase”). The Board did not approve an increase in the number of authorized shares of the Company’s preferred stock, par value $0.0001 (the “Preferred Stock”), which will remain at 1,000,000 shares.

The Company expects to file an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of the State of Delaware to implement the Stock Split and Authorized Share Increase on December 24, 2024. Pursuant to Section 242(d)(1) of the Delaware General Corporation Law, no meeting or vote of the Company’s stockholders is required in connection with the filing of the Certificate of Amendment, and the implementation of the Stock Split and Authorized Share Increase.

Following the filing and effectiveness of the Charter Amendment, every one share of Common Stock outstanding or held as treasury stock on December 23, 2024, the record date for the Stock Split, shall be subdivided and reclassified into three shares of Common Stock. The Stock Split will not result in any change in the par value of the Common Stock or Preferred Stock.

Subject to final approval by the Nasdaq Global Select Market, trading is currently expected to begin on a post-Stock Split adjusted basis at market open on December 26, 2024.

As a result of the Stock Split, proportionate adjustments will be made to the number of shares of Common Stock issuable under the Company’s equity incentive plans and the number of shares underlying outstanding equity awards, as well as to the exercise price of outstanding stock options.

The Board reserves the right to abandon the Stock Split and Authorized Share Increase at any time prior to effectiveness of the Certificate of Amendment.

Issuance of Press Release

A copy of the press release announcing Board approval of the Stock Split and Authorized Share Increase is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (‘Current Report”) contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this Current Report, including statements regarding the implementation and timing of the Stock Split and Authorized Share Increase, and the timing of trading on a post-Stock Split basis. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to differ materially and adversely from those expressed, assumed, or implied by the forward-looking statements. Some of the risks and uncertainties that may cause actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, as well as in the Company’s Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Any forward-looking statement made in this Current Report is based only on information currently available to the Company and speaks only as of the date on which it is made. Except as required by applicable law or the listing rules of the Nasdaq Global Select Market, the Company expressly disclaims any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in expectations, or as a result of the availability of new information.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 13, 2024

104	Cover Page Interaction Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION

Dated: December 13, 2024	By:	/s/ Richard Schweppe
	Name:	Richard Schweppe
	Its:	Secretary